SUPPLEMENT

Dated September 25, 2006

To

Prospectus Dated May 1, 2006

VARIABLE EXECUTIVE LIFE

Issued by

The Northwestern Mutual Life Insurance Company

And

Northwestern Mutual Variable Life Account

This Supplement makes the following addition to the end of the section of the prospectus entitled “Tax Considerations”:

On August 17, 2006, the Pension Protection Act of 2006 was signed into law. This legislation, adding a new section (j) to Internal Revenue Code Section 101, affects not only employer-owned life insurance policies issued after the enactment date, but may also affect such policies issued prior to the law’s enactment if there is a material increase in the death benefit or other material change to the policy. The brief summary that follows is intended to provide a general description of important requirements which may apply to these contracts. This disclosure may not be used as a basis for legal or tax advice, and is not intended to be used and cannot be used to avoid any penalties that may be imposed on the Employer. The Employer should seek advice based on its particular circumstances from an independent tax adviser.

An “employer-owned life insurance contract” (“Contract”) is a life insurance contract for which (a) a person engaged in a trade or business (or a related person) (“Employer”) is the owner and a direct or indirect beneficiary and (b) the insured (“Insured”) is an employee of the Employer at the issuance of the Contract. In order for the death benefits payable from certain Contracts to be excludable from gross income under Internal Revenue Code Section 101(a), the following eligibility and notice and consent requirements must be satisfied:

1.	Eligibility. One of the following must apply:

(a) The Insured is an employee at any time during the 12-month period before the Insured’s death;

(b) At the time of the issuance or material change of the Contract, the Insured is, with respect to the Employer, either (1) a director; (2) one of the five highest paid officers; (3) a 5-percent owner at any time during the year or the preceding year; (4) an employee who had compensation in the preceding year of at least $100,000 (for 2006, adjusted for cost of living); or (5) an employee who is among the highest paid 35 percent of employees; or

(c) The death benefit is paid to the Insured’s heirs either directly or to purchase an equity (or capital or profits) interest in the Employer.

2. Notice. Prior to the issuance or material change of the Contract, the Insured must be notified in writing (a) that the Employer intends to insure the Insured’s life, (b) of the maximum face amount for which the Insured could be insured at the time the Contract is issued, and (c) that the Employer will be a beneficiary of any proceeds payable upon the death of the Insured.

3. Consent. Prior to the issuance or material change of the Contract, the Insured must provide a written consent to being insured under the Contract and to the insurance coverage continuing after the Insured terminates service with the Employer.

Failure to comply with these requirements of Internal Revenue Code Section 101(j) with respect to any Contract may cause the death benefit paid under the Contract (in excess of the sum of any premiums or other amounts paid by the Employer for the Contract) to be includable in the gross income of the Employer in the year paid.

In addition to these eligibility, notice, and consent requirements, the Employer must file a return, in the manner and form specified by Treasury, that shows for each year a Contract is owned: (a) the number of employees at the end of the year; (b) the number of employees insured under the Contracts at the end of the year; (c) the total amount of insurance in force at the end of the year; (d) the name, address and taxpayer identification number of the Employer and the type of business the Employer is engaged in; and (e) that the Employer has a valid consent for each Insured or the number of Insureds for which a consent was not obtained. The Employer must also keep adequate records to determine whether the qualification and filing requirements are satisfied.

The requirements of Internal Revenue Code Section 101(j) apply to “employer-owned life insurance contracts” issued after August 17, 2006 (the date of enactment), except for a contract issued in an exchange pursuant to Internal Revenue Code Section 1035 for a contract issued on or before such date. Any material increase in the death benefit or other material change to a contract issued on or before August 17, 2006 will cause the contract to be treated as a new contract subject to the requirements of Internal Revenue Code Section 101(j).

The Employer has the sole responsibility to verify the eligibility of the proposed Insureds and to provide the notices and obtain the signed consents required by Internal Revenue Code Section 101(j).

###